SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       Technology Research Corporation
_______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

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     (1)  Title of each class of securities to which transaction applies:
          _____________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:
          _____________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _____________________________________________________________________
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          _____________________________________________________________________
     (5)  Total fee paid:
          _____________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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         ______________________________________________
                            TECHNOLOGY RESEARCH CORPORATION

                        Notice of Annual Meeting to Shareholders
                               to be held August 20, 1998


To the Shareholders of
TECHNOLOGY RESEARCH CORPORATION

     You are cordially invited to attend the Annual Meeting of Shareholders of Technology Research Corporation, a Florida corporation (the "Company"), which will be held on August 20, 1998, at 2:30 P.M. Eastern Daylight Savings Time, at the Summit Conference Center, 13575 58th Street North (Rubin Icot Center, Ulmerton Road), Clearwater, Florida, for the following purposes:

     1. To elect five members of the Board of Directors who will be elected to a one-year term of office.

     2. To ratify the selection by the Company's Board of Directors of KPMG Peat Marwick LLP, Certified Public Accountants, as independent auditors of the Company for its fiscal year ending March 31, 1999.

     3. To consider and act upon any matters related to the foregoing purposes and to transact such other business as may properly be brought before the meeting and at any adjournments thereof.

     A Proxy Statement and Board of Directors Proxy are being mailed with this notice. You are invited to attend the meeting in person, but if you are unable to do so, the Board of Directors requests that you sign, date and return the proxy, as promptly as practicable, by means of the enclosed envelope. If you are present at the meeting and desire to vote in person, you may revoke the proxy, and if you receive more than one proxy (because of different addresses of stockholdings), please fill in and return each proxy to complete your representation.

                                  By order of the Board of Directors


                                  Robert S. Wiggins
                                  Chairman of the Board and
                                  Chief Executive Officer

Clearwater, Florida
July 17, 1998
Enclosures















                           TECHNOLOGY RESEARCH CORPORATION
                              5250 140th Avenue North
                             Clearwater, Florida 34620

                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD AUGUST 20, 1998

I.  Solicitation and Revocation of Proxies

     This Proxy Statement and accompanying form of proxy are being mailed on or about July 17, 1998 in connection with the solicitation by the Board of Directors of Technology Research Corporation, a Florida corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders, to be held on August 20, 1998 at 2:30 P.M. Eastern Daylight Savings Time, at the Summit Conference Center, 13575 58th Street North, Clearwater, Florida (Rubin Icot Center, Ulmerton Road) (the "Annual Meeting"), and at any and all adjournments thereof, for the purposes set forth in the accompanying notice of said meeting, dated July 17, 1998.

     As this solicitation is being made exclusively by the Board of Directors of the Company, any costs incurred in connection therewith will be borne by the Company. Brokerage houses and other nominees of record will be requested to forward all proxy solicitation material to the beneficial owners, and their expenses in such regard will also be paid by the Company. All proxies are being solicited by mail in the accompanying form, but further solicitation following the original mailing may be made by Board representatives or agents by telephone, telegraph or personal contact with certain shareholders.

     Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person. A shareholder giving a proxy may revoke it at any time before exercise, by either notifying the Secretary of the Company of its revocation, submitting a substitute proxy dated subsequent to the initial one or attending the Annual Meeting and voting in person.

     All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted FOR the election of the nominees listed below under the caption "Election of Directors", FOR the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent accountants, and if any other matters properly come before the Annual Meeting, the persons named as Proxies will vote upon such matters according to their best judgment.

     A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE.










                                       -1-
     A copy of the 1998 Annual Report to Stockholders, which includes the Company's Consolidated Financial Statements for the fiscal year ended
March 31, 1998, has been mailed with this Proxy Statement to all Stockholders entitled to vote at the Annual Meeting.

II.  Voting Securities and Principal Holders Thereof

     Only shareholders of record at the close of business on July 3, 1998 will be entitled to vote at the Annual Meeting. At the close of business on such record date, there were issued and outstanding 5,400,253 shares of the Company's common stock, $.51 par value per share (the "Common Stock"), each of which is entitled to one vote. There are no other classes of voting stock issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to (i) elect directors and (ii) ratify the appointment of KPMG Peat Marwick LLP as the Company's independent certified public accountants for the year ending March 31, 1999.

     The following table enumerates, as of July 3, 1998, the name, address, position with the Company, if any, and ownership, both by numerical holding and percentage interest, of the beneficial owners by (i) each person known to the Company as having beneficial ownership of more than five percent (5%) of the Company's equity securities, (ii) each Director, (iii) each "named executive officer" (as defined in Item 402(a) (3) of Regulation S-K under the Securities Exchange Act of 1934 (the "1934 Act") ("Named Executive Officer")), and (iv) all Directors and Executive Officers of the Company as a group:

Name, Position and Address                    Shares              Percentage
   of Beneficial Owner                   Beneficially Owned (1)     of Class
   -------------------                   ------------------       ----------

Robert S. Wiggins, Director                   192,304                3.6%
1850 Jessica Road
Clearwater, FL 34625

Raymond H. Legatti, Director (2)               131,206                2.4%
1567 Alexander Road
Clearwater, FL  34616

Raymond B. Wood, Director (2)                  176,765                3.2%
1513 Beverly Drive
Clearwater,  FL  34616

Edmund F. Murphy, Jr., Director (2)             26,568                0.5%
50 Coe Road, #126
Belleair,  FL  34616

Jerry T. Kendall, Director (2)                   9,001                0.2%
520 Brightwaters Blvd.
St. Petersburg,  FL  33704

Scott J. Loucks, Officer (2)                    12,090                0.2%
1825 Barcelona Drive
Dunedin,  FL  34698

All directors and officers (2)                 547,934               10.0%
as a group (6 persons)
                                       -2-
Footnotes:

(1) For purposes of this table, a person or group of persons is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days following July 3, 1998. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days following July 3, 1998 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes the following shares subject to currently exercisable options held by Messrs. Legatti (10,034), Wood (55,106), Murphy (13,334),
Kendall (8,334) and Loucks(5,034).













































                                       -3-
III. Election of Directors

     A. Number and Composition of the Board of Directors. The By-Laws of the Company provide that its Board of Directors shall consist of not less than three members and may be composed of such higher number, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so. The Board is currently comprised of five members. All five members of the Board of Directors will stand for election at the 1998 Annual Meeting.

     B. Meetings and Committees of the Board. The Board of Directors has not appointed a standing nominating committee. Nominees for election to the Board are selected by the incumbent board at a regular meeting thereof. With the exception of an Audit and Compensation Committee, no other standing Board Committee has been formed as of the present time. Each of the incumbent nominees for election to the Board has attended at least 75% of the aggregate number of total meetings of the Board, and of total meetings of each committee of which he is a member, which have been held during the last year. During the Company's most recent fiscal year, ended March 31, 1998, the Board of Directors of the Company held five Board meetings. The Audit and Compensation Committees each held two meetings during the fiscal year. Messrs. Murphy and Kendall are the members of the Audit and Compensation Committees.

         Audit Committee. The Audit Committee has the principal function of reviewing the adequacy of the Company's internal system of accounting controls, conferring with the independent auditors, recommending to the Board of Directors the appointment of independent auditors and considering other appropriate matters regarding the financial affairs of the Company.

         Compensation Committee. The Compensation Committee makes recommendations to the Board with respect to compensation and grants of stock options to management employees. In addition, the Compensation Committee administers plans and programs relating to benefits, incentives, stock options and compensation of the Company's Chief Executive Officer and other executive officers. Non-qualified stock options which are granted to the members of the Compensation Committee are recommended by the Chief Executive Officer and approved by the Board of Directors.

     C. Information Concerning Nominees. Unless authority is withheld as to the Board designated nominees, the shares represented by Board of Directors proxies properly executed and timely received will be voted for the election as Director of the nominees named below, individuals who presently serve as Directors of the Company. If such nominees cease to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors. The Board has no reason to believe the nominees will be unavailable to serve if elected. Board members owning shares of Common Stock intend to either be present and vote their shares in favor of the nominees listed below or give their proxy in support of such nominees. The








                                       -4-
nominees listed below, if elected, will serve a one-year term, expiring on the date of the annual meeting of shareholders in 1999. Certain information with respect to each nominee is hereafter set forth:

                                                                   Year
Name                   Age      Position                      First Elected
----                   ---      --------                      -------------

Robert S. Wiggins       68      Director, Chairman of the          1988
                                Board, Chief Executive
                                Officer

Raymond H. Legatti      66      Director and President             1981

Raymond B. Wood         63      Director and Senior                1981
                                Vice President, Manager of
                                Government Operations and Marketing

Edmund F. Murphy, Jr.   69      Director                           1988

Jerry T. Kendall        55      Director                           1994



     ROBERT S. WIGGINS, age 68, has been Chairman of the Board, Chief Executive officer and Director of the Company since March 1988. From 1974 to 1987, he was Chairman, Chief Executive Officer and President of Paradyne Corporation, Largo, Florida, a data communications company. Mr. Wiggins served as a consultant for Paradyne from 1987 to March 1988. In addition, he spent three years with GTE Information Systems Division as a Vice President and 13 years in various sales and product development managerial positions with IBM Corporation.

     RAYMOND H. LEGATTI, age 66, a founder of the Company, has been President of the Company and a member of the Board since its founding in 1981. From 1980 to 1981, he served as Corporate Director of Electronic Activity for Square D Company, whose offices are located in Palatine, Illinois. From 1978 to 1980, he served as Manager of Square D operations in Clearwater, Florida. From 1975 to 1978, he served as President of Electromagnetic Industries, Inc., a subsidiary of Square D Company. During the prior 20 years, he was Vice President of Engineering, Director and General Manager of the Electronics Division of Electromagnetic Industries, Inc. which was acquired by Square D Company in 1974. He has served on the Board of Directors of the Building Equipment Division of the National Electrical Manufacturers Association ("NEMA") and was the Technical Representative for NEMA on the National Fire Prevention Association's Committee for Standards for Anesthetizing Locations. He has served as Chairman of the Ground Fault and Health Care sections of NEMA. Mr. Legatti was appointed as Technical Advisor to the United States National Committee of the International Electrotechnical Commission ("IEC") (which establishes International Electrical Standards) SC23E for GFCI technology and also is Chairman of the U.S. Technical advisory groups for IEC SC23E/WG2 and WG7, and serves as the expert delegate on several IEC committees representing the USA. Mr. Legatti is also Chairman of IEC 23E/WG7 Committee for Protective Devices for Battery Powered Vehicles. Mr. Legatti serves on the NEMA Electric Vehicle Council; is a NEMA representative on the Electric Power Research Institute ("EPRI"); is on the Electric Vehicle Infrastructure Working Council ("IWC"); is on Health and Safety and Personnel Protection Committees; serves as


                                       -5-
a liaison representative between the IWC and the IEC; is a Member of the Task Group for the U. S. Consumer Products Safety Commission Home Electrical Systems Fire Project; is a Member of the Society of Automotive Engineers; and is a Fellow of the Institution of Incorporated Executive Engineers. Mr. Legatti also serves on the Underwriters Laboratories Advisory Committee. Mr. Legatti, English-born and educated, has acquired extensive management experience and expertise in the areas of electrical control and measurement in various environments. His 25 separate United States patents are applied in products in wide use in military engine generator systems, hospital insulated electrical systems, and in electrical safety products that prevent fires and protect against electrocution and electrical shock.

     RAYMOND B. WOOD, age 63, a founder of the Company, has been a Director, Senior Vice President and Manager of Government Operations and Marketing of the Company since its inception in 1981. From 1974 to 1981, he was Manager of Engine Generator Component Marketing for Square D Company. He was employed by Electromagnetic Industries, Inc. for 20 years prior to its acquisition by Square D Company. During this time, he held the position of General Manager of Electromagnetic Industries of Georgia Inc., the systems manufacturing plant for military products such as diesel generating systems, generators, controls, semi-trailers, etc. Previous assignments were Project and Design Engineer for military products produced by the Electromagnetic Industries Inc. Mr. Wood is a charter member of the industries association, Electrical Generating Systems Association ("EGSA"), has served on their Board of Directors and has been the Chairman of the Government Liaison Committee for the last 15 years. Mr. Wood is also a member of the U.S. Naval Institute. For the past 40 years, he has been involved in design, manufacture and qualification conformance evaluation for listing by D.O.D., marketing and product application concerning control and measurement of electric power for Mobile Ground Power Military Engine Generator Systems, and electrical power controls for Naval Shipboard and Military Armored Tracked Vehicle application. During such 40-year period, Mr. Wood has had extensive contact with the military procurement, contract administration, engineering and test qualifying locations, as well as with the government prime contractors to the Department of Defense. Mr. Wood has served on numerous Ad-Hoc committees for military engine generator specification review requirements and is frequently consulted for solutions to problems encountered with military engine generator systems by both the military and prime contractors to the Department of Defense.

     EDMUND F. MURPHY, JR., age 69, was appointed to membership on the Board of Directors by action of the incumbent Board taken as of May 10, 1988. Since 1981, Mr. Murphy has functioned as the sole owner and Chief Executive of Murphy Management Consultants, Inc., a Belleair, Florida based consulting firm providing advice to emerging companies, particularly those engaged in the manufacture and distribution of a proprietary product base. For the preceding eight years he served as Senior Vice President of International Marketing for Paradyne Corporation, a Largo, Florida based, publicly held distributor of data communications equipment.

     JERRY T. KENDALL, age 55, was appointed to Board of Director membership as of March 3, 1994. From 1977 to 1987, he held management positions, including Senior Vice President Sales, Executive Vice President and COO and President of Paradyne Corporation. From 1988 to 1989 he was President of Lasergate Systems and from 1990 to 1993 he was Senior Vice President of Security Tag Systems.
Mr. Kendall is presently Vice President of Sales and Service North American Retail for Sensormatic Electronics Corporation in Deerfield Beach, Florida.



                                       -6-
IV.  Executive officers of the Registrant

Name                         Age         Position
----                         ---         --------

Robert S. Wiggins             68         Chief Executive Officer,
                                         Chairman of the Board

Raymond H. Legatti            66         President

Raymond B. Wood               63         Senior Vice President, Manager
                                         of Government Operations and
                                         Marketing

Scott J. Loucks               36         Vice President of Finance,
                                         Chief Financial Officer

ROBERT S. WIGGINS, age 68, has served as Chairman of the Board, Chief Executive Officer and Director since March 1988. Additional biographical data on Mr. Wiggins may be found in Section III above.

RAYMOND H. LEGATTI, age 66, served as the Company's President since the Company's inception in 1981. Additional biographical data on Mr. Legatti may be found in Section III above.

RAYMOND B. WOOD, age 63, has served as the Senior Vice President of Government Operations and Marketing since the Company's inception in 1981. Additional biographical data on Mr. Wood may be found in Section III above.

SCOTT J. LOUCKS, age 36, has served the Company in various capacities since March of 1985. Mr. Loucks performed the duties of Information Systems Manager for 4 years, of Controller for 8 years and of Vice President of Finance and Chief Financial Officer since August 22, 1996. Mr. Loucks has a Bachelor of Science Degree in computer science and a Minor Degree in mathematics from Florida State University.


V.   Ratification of Selection of Independent Auditors

     The Company's Board of Directors has selected the independent certified public accounting firm of KPMG Peat Marwick LLP to perform audit and related functions with respect to the Company's accounts for its fiscal year ending March 31, 1999. This is the fifteenth year that the firm has been selected to perform these services for the Company.

     The Board recommends ratification of its selection of KPMG Peat Marwick LLP as the Company's auditors. Should its selection be ratified, the Board reserves the right to discharge and replace such firm of auditors without further shareholder approval if it deems such a change to be in the best interests of the Company.

     One or more representatives of KPMG Peat Marwick LLP will be in attendance at the forthcoming annual shareholder meeting to respond to any appropriate questions which may be raised by shareholders and to make any statement which they may care to address to the attending shareholders.




                                       -7-
VI.  Executive Compensation

     The tables that follow set forth for the years ended March 31, 1996, 1997 and 1998 all compensation paid to the Company's Chairman of the Board and Chief Executive Officer and each of the other four most highly compensated executive officers of the Company whose compensation exceeds $100,000, of which the Company had two. These tables include a Summary Compensation Table, Option Grants and Aggregated Option Exercises and Option Values table.

     A.  Summary Compensation Table

                                                   Long-Term
                                Annual            Compensation (2)
                             Compensation (1)        Awards
                             ------------            ------
Name and Principal                                   Stock        All Other
Position              Year     Salary($)    Bonus   Options (#) Compensation($)
--------              ----     ---------    -----   ----------- ---------------

Robert S. Wiggins     1998     225,000        -0-       -0-            300 (3)
Chairman of the       1997     225,000        -0-       -0-            300 (3)
Board and CEO         1996     225,000        -0-       -0-            250 (3)

Raymond H. Legatti    1998     108,900        -0-       -0-            300 (3)
President             1997     108,900        -0-     2,500            300 (3)
                      1996     106,425        -0-     1,700            250 (3)

Raymond B. Wood       1998      92,136      10,000      -0-            300 (3)
Senior Vice President 1997      92,136        -0-     2,500            300 (3)
                      1996      90,042        -0-     1,700            250 (3)


(1) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to each of the Company's Chairman of the Board and other named executives did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus of such officer.

(2) The columns "Restricted Stock Award" and "LTIP Payouts" have been deleted because the Company does not currently offer either type of awards.

(3) The amount indicated consists of a matching contributions made by the Company to its 401(k) Profit Sharing Plan.















                                       -8-
     B.  Stock Option Grants

     No stock options were granted to the Company's Chairman of the Board or the other named executives of the Company during the fiscal year ended March 31, 1998.


     C.  Aggregated Option Exercised

     The following table discloses, for the Company's Chairman of the Board and the other named executives, the number of options exercised, the number of unexercised options, and the value of those unexercised options for the fiscal year ended March 31, 1998.

                 Aggregated Option Exercises in Fiscal Year Ended
                 March 31, 1998 and Fiscal Year-End Option Values


                                                                 Value of
                                                                 Unexercised
                                                 Number of       In-the-
                                                 Unexercised     Money
                                                 Options at      Options at
                                                 Fiscal Year-    Fiscal Year-
                                                 End (#)         End ($) (2)
                     Shares
                   Acquired on      Value        Exercisable/    Exercisable/
      Name         Exercise(#)    Realized($)(1) Unexercisable   Unexercisable
      ----         -----------    -----------    -------------   -------------

Robert S. Wiggins      -0-            -0-           32,144/      36,832/-0- (3)
                                                     8,334

Raymond H. Legatti     -0-            -0-           45,005/      33,352/-0- (3)
                                                     2,233

Raymond B. Wood        -0-            -0-           54,539/      42,300/-0- (3)
                                                     2,233



(1) An individual option holder, upon exercise of an option, does not receive cash equal to the amount set forth in the Value Realized column of this table. The amount set forth above reflects the increase in the price of the Company's Common Stock from the date of grant to the price of the Company's Common Stock on the option exercise date (i.e. $2.3125 per share on March 31, 1998), multiplied by the applicable number of options. No cash is realized until the shares received upon exercise of an option are sold.

(2) Options are "in-the-money" at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise price of the option.

(3) These amounts represent the difference between the exercise price of such stock options and the closing price of the Company's stock on March 31, 1998.




                                       -9-
     D.  Director Compensation

     Although from time to time the Company has granted non-qualified stock options and, in some instances, incentive stock options to certain Directors, no cash compensation or fees for attending meetings of the Board are paid to Directors.


VII.  Proposals of Security Holders

     Proposals of Security Holders intended to be presented at the Annual Meeting of Shareholders of the Company to be held in August 1999, in order to be included in the Company's proxy statement and form of proxy relating to such meeting, must be received by the Company, at its executive offices, not later than March 19, 1999.

VIII. Vote Required

     A bare majority (2,700,127 shares) of the Company's outstanding common capital stock will be necessary to constitute a quorum for the transaction of business at the annual meeting, and each issue to be presented to the shareholders for action will require the vote of a majority of the shares represented at the meeting, either in person or by valid proxy. Members of the Board of Directors currently are deemed to beneficially own 547,934 of the Company's 5,400,253 shares of outstanding common stock, (10.0%), which will be voted FOR the Board's nominees for the Board of Directors and approval of other actions recommended in this proxy.

IX.   Compliance with Section 16(a) of The Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors, and persons who own more than ten per cent of a registered class of the Company's Common Stock, file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten per cent shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file.

     To the best of the Company's knowledge and belief, based solely on its review of the copies of such forms received that include written representations from certain reporting persons that no additional forms were required to be filed by such persons, the Company believes that all filing requirements applicable to its officers, directors and greater than ten per cent beneficial owners were complied with during the recent fiscal year.

X.    Other Matters

     The management has no information that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.






                                       -10-
XI.   Requests for Copies of Form 10-K

THE COMPANY WILL MAIL, WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD OF COMMON STOCK AS OF JULY 3, 1998, AND UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10K, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, SCHEDULES, AND LISTS DESCRIBING ALL EXHIBITS THERETO. REQUESTS SHOULD BE ADDRESSED TO:

               TECHNOLOGY RESEARCH CORPORATION
               5250 140th AVENUE NORTH
               CLEARWATER, FLORIDA 33760
               ATTENTION: SCOTT J. LOUCKS

SUCH INFORMATION SHALL ALSO BE MAILED TO ANY REQUESTING INDIVIDUAL NOT A SHAREHOLDER OF RECORD WHO REPRESENTS IN WRITING THAT HE IS A BENEFICIAL OWNER OF THE CORPORATION'S COMMON STOCK AS OF JULY 3, 1998.

A COPY OF THE COMPANY'S PUBLIC FILINGS, INCLUDING 10-Ks, 10-Qs AND PROXIES, CAN ALSO BE SECURED FROM THE SECURITIES AND EXCHANGE COMMISSION'S "EDGAR" SYSTEM.








































                                       -11-
TECHNOLOGY RESEARCH CORPORATION

                               APPENDIX A - PROXY CARD

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS-TO BE HELD AUGUST 20, 1998
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


Each of the undersigned, as the owner(s) as of July 3, 1998 of common stock of Technology Research Corporation, a Florida corporation(the "Company") hereby appoints Robert S. Wiggins, Chairman of the Board and Scott J. Loucks, Chief Financial Officer, and each of them, jointly and severally, as attorney-in-fact and proxy, each with full power of substitution for the limited purpose of voting all shares of the common stock owned by the undersigned at the Annual Meeting of Shareholders of the Company to be held at The Summit Conference Center, 13575 58th Street, North, Clearwater, Florida(Rubin Icot Center, Ulmerton Road) at 2:30 P.M., Eastern Daylight Savings Time, August 20, 1998, and at any adjournments thereof, but only in accordance with the following instructions:


If you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail the proxy to insure adequate shareholder representations at the Meeting. As this proxy is being solicited by the Board of Directors, you are encouraged to contact any member of the incumbent Board if you have any question concerning this proxy or the matters referenced herein.
                               (Continued on reverse side)

1.  Election of Directors  Nominees: Robert S. Wiggins, Raymond H. Legatti,  2.  Approval of KPMG Peat Marwick LLP,
                                     Raymond B. Wood, Edmund F. Murphy, Jr.,     Certified Public Accountants, as
    FOR all           WITHHOLD       Jerry T. Kendall                            independent auditors of the company
nominees listed       AUTHORITY                                                  for operating year ending March 31,
                                                                                 1999
to the right       to vote for all   (Instruction:  To withhold authority to vote
(except as marked  nominees listed   for any individual nominee listed above,
to the contrary)     to the right    strike a line through the nominee's name          FOR     AGAINST   ABSTAIN

      ___               ___                                                            ___       ___       ___


3.  In accordance with their best                                            This proxy, when properly executed, will
    judgment on any other matter                                             be voted in the manner directed herein by
    that may properly be voted                                               the undersigned shareholder(s).  If none
    upon at the meeting.                                                     of the choices specified in Proposals
                                                                             1 and 2 shall be marked, the name proxy
                                                                             is authorized and directed to vote FOR
                                                                             the proposals as described therein and
                                                                             in accordance with that certain Proxy
                                                                             Statement dated July 17, 1998


                                                                             Dated: _____________________________, 1998

                                                                             __________________________________________
                                                                                            (Signature)

                                                                             __________________________________________
                                                                                          (Printed Name)


                                                                             If signing in a fiduciary or representative
                                                                             capacity, please give full title as such.
                                                                             If signing as a corporate officer, please
                                                                             give your title and full name of the
                                                                             corporation; or if ownership is in more
                                                                             than one name, each additional owner should
                                                                             sign.
                                                                             PLEASE MARK, SIGN, DATE AND RETURN THIS
                                                                             PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
